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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)     NOVEMBER 2, 2005
                                                 -------------------------------

                              PACIFIC ETHANOL, INC.
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             (Exact name of registrant as specified in its charter)

          DELAWARE                      000-21467              41-2170618
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(State or other jurisdiction    (Commission File Number)     (IRS Employer
     of incorporation)                                     Identification No.)


    5711 N. WEST AVENUE, FRESNO, CALIFORNIA                  93711
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   (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code:      (559) 435-1771
                                                   -----------------------------


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          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

   AMENDED AND RESTATED PHASE 1 DESIGN-BUILD AGREEMENT DATED NOVEMBER 2, 2005 BY AND BETWEEN PACIFIC ETHANOL MADERA LLC AND W.M. LYLES CO.

     AMENDED AND RESTATED PHASE 1 DESIGN-BUILD AGREEMENT

     On November 2, 2005, Pacific Ethanol Madera LLC ("PEI Madera"), a wholly-owned subsidiary of Pacific Ethanol, Inc. (the "Company") entered into an Amended and Restated Phase 1 Design-Build Agreement (the "Amended Agreement") with W.M. Lyles Co. ("Builder"). The Amended Agreement amended and restated that certain Standard Form of Design-Build Agreement and General Conditions dated July 7, 2003 between Builder and Pacific Ethanol California, Inc. ("PEI California"), now a wholly-owned subsidiary of the Company. The Standard Form of Design-Build Agreement and General Conditions was amended by that certain Contractual Amendment No. 1.0 dated May 10, 2004 and that certain Contractual Amendment No. 2.0 dated March 18, 2005 between PEI California and Builder (the Standard Form of Design-Build Agreement and General Conditions together with Contractual Amendments Nos. 1.0 and 2.0 are collectively referred to as the "Initial Agreement").

     The Amended Agreement provides for design and build services to be rendered by Builder to PEI Madera with respect to an ethanol production facility currently under construction in Madera County, California (the "Project"). Under the Amended Agreement, Builder is to operate in a general contractor capacity and procure engineering and construction services from third parties. The Amended Agreement stipulates that the engineer for the Project is to be Delta-T Corporation. Builder is to prepare and provide preliminary evaluation reports to PEI Madera regarding the Project with respect to various matters including access, traffic, drainage, parking, building placement and other factors affecting the Project. Builder is to prepare and provide to PEI Madera a preliminary schedule as well as a preliminary cost estimate for the Project. Builder is also to prepare and submit to PEI Madera design development documents prepared by the engineer that further define the Project including drawings and outline specifications. In addition, Builder is to prepare and provide to PEI Madera construction documents that set forth in detail the requirements for the construction of the Project. PEI Madera is to be the owner of generally all documents, drawings, specifications and information prepared with respect to the Project, provided that final payment on the Project has been made to Builder.

     The Amended Agreement provides for a guaranteed maximum price proposal of $15.0 million. However, PEI Madera is liable for additional costs to the extent that the scope of work actually performed by Builder exceeds the scope of work that is the basis for the guaranteed maximum price. In addition, the cost of services performed directly by the engineer for the Project, Delta-T Corporation, is not included in such guaranteed maximum price. The completion date of the work contemplated by the Amended Agreement is to be November 20, 2005.

     Builder warrants that all materials and equipment furnished to PEI Madera under the Agreement are new, of good quality, in conformance with the parties' agreements and free from defective workmanship and materials. Builder's warranties commence on the completion date under the Amended Agreement and continue until one year following Substantial Construction Completion (as defined below under the Phase 2 Agreement). Any corrective work results in an additional warranty as to the corrective work performed that lasts until the earlier of one year from the date of completion of the corrective work or eighteen months from the date of Substantial Construction Completion.


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     PEI Madera is to provide to Builder various information to allow Builder to perform its obligations, including physical characteristics of the site, surveys, site evaluations, legal descriptions, environmental studies and other information. PEI Madera is also to provide various additional assistance, as necessary, including inspection and testing services, necessary approvals, site plan review, rezoning, easements and assessments, fees, permits and other services.

     PEI Madera is also to provide reasonable evidence satisfactory to Builder prior to commencing work and during progress of the work on the Project that sufficient funds are available and committed for the cost of the Project. In the event that PEI Madera cannot provide such reasonable evidence, Builder will not be required to commence or continue work on the Project. Builder may cease work on the Project after seven days' prior written notice if such reasonable evidence is not obtained.

     PEI Madera is to make monthly progress payments to Builder. Builder is to submit to PEI Madera an application for payment consisting of the cost of the work performed up to the end of the month, including costs of materials stored at the worksite as well as a proportionate share of Builder's service fees. PEI Madera is to accept or reject such application within ten days after receipt and is to pay within fifteen days amounts that are accepted. However, if PEI Madera fails to pay Builder amounts actually owed, then Builder may suspend work upon seven days' written notice until amounts owed have been received. The final payment is to be paid when all work is fully completed.

     Builder is to indemnify PEI Madera and its affiliates and other related parties to the extent of the negligence attributed to acts or omissions by Builder, its subcontractors or anyone employed directly or indirectly by any of them or by anyone for whose acts they may be liable, or as otherwise caused by a breach by Builder of its obligations under the Amended Agreement. PEI Madera is to indemnify Builder and its affiliates and other related parties to the extent of the negligence attributed to acts or omissions by others that may arise from the performance of work by others. Builder is required to obtain and maintain liability insurance and Builder's obligation and liability under the Amended Agreement is limited to the coverage limits available under the insurance stipulated in the Amended Agreement. Builder's umbrella excess insurance limit is $10.0 million with $2.0 million for general aggregate and $1.0 million for most other items. However, notwithstanding anything to the contrary in the Agreement, Builder guarantees completion of the work on the Project and Builder will be responsible for all of PEI Madera's costs arising out of Builder's failure to complete the work on the Project, up to the full $15.0 million guaranteed maximum price. This guarantee is, however, substantially reduced by the Letter Agreement described below.

     PEI Madera may terminate the Amended Agreement but must pay Builder for all costs associated with the work on the Project. If PEI Madera terminates the Amended Agreement and selects another design-builder, then PEI Madera is to pay for all costs associated with the work on the Project as well as a $5.0 million premium. PEI Madera is also required to pay Builder fair compensation for all equipment retained by Builder and PEI Madera is required to assume all obligations, commitments and unsettled claims that Builder has undertaken or incurred in good faith in connection with the work on the Project. In the event that Builder fails to perform any of its material obligations under the Amended


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Agreement, PEI Madera may terminate the Amended Agreement without the obligation to pay the $5.0 million premium but only after such failure continues for forty-five days following receipt by Builder of written notice of such failure. Upon five days' prior written notice, Builder is entitled to terminate the Amended Agreement if work has been stopped for sixty days as a result of a court order or order of other governmental authorities or in the event of a national emergency or other governmental act after which, through no act or fault of Builder, materials are not available. PEI Madera is entitled to suspend or delay work on the Project, without cause, for its convenience; however, the parties are to make adjustments to compensation payable to Builder associated with any such suspension or delay. Upon five days' prior written notice, Builder is entitled to terminate the Amended Agreement if work is suspended by PEI Madera for sixty consecutive days or PEI Madera fails to furnish reasonable evidence to Builder that sufficient financing is available and committed for the cost of the Project. In the event Builder properly terminates the Amended Agreement, it is entitled to recover from PEI Madera payment for all work performed and for all proven loss, cost or expense in connection with the work plus all demobilization costs and reasonable damages.

     STANDARD FORM OF DESIGN-BUILD AGREEMENT AND GENERAL CONDITIONS

     Numerous provisions of the Initial Agreement are substantially similar to or the same as the provisions in the Amended Agreement. The Initial Agreement did not set forth specific completion dates for the Project and instead established dates for completion based on work performed and payment by PEI Madera. The warranties provided by Builder under the Initial Agreement extended for one year following the date of Substantial Construction Completion. The Initial Agreement did not include express obligations on the part of Builder to obtain certain permits. The Initial Agreement did not include an express limitation of liability to the amounts of insurance coverage as does the Amended Agreement. The Initial Agreement also did not include an express completion guarantee up to the amount of the guaranteed maximum price as does the Amended Agreement.

   PHASE 2 DESIGN-BUILD AGREEMENT DATED NOVEMBER 2, 2005 BY AND BETWEEN PACIFIC ETHANOL MADERA LLC AND W.M. LYLES CO.

     On November 2, 2005, PEI Madera entered into a Phase 2 Design-Build Agreement (the "Phase 2 Agreement") with Builder. Numerous provisions of the Phase 2 Agreement are substantially similar to or the same as the provisions in the Amended Agreement. The Phase 2 Agreement covers additional work to be performed by Builder for the completion of the Project.

     The final completion date of the work contemplated by the Phase 2 Agreement is five hundred forty-five days after PEI Madera's notice to Builder to proceed. As of the date of this report, PEI Madera has not yet delivered to Builder its notice to proceed. Final completion of the Project will have occurred upon Substantial Construction Completion, the completion of certain specified performance tests and the satisfaction of certain performance test guarantees, the completion of written punch list items and the release or satisfactory bonding of all written liens on the Project. "Substantial Construction Completion" is four hundred twenty-five days after PEI Madera's notice to Builder to proceed. Substantial Construction Completion is to include the following items: personnel training, final operations and maintenance plans


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delivered to PEI Madera, mechanical completion of the Project has been achieved, tasks required to take the facility from mechanical completion to startup have been completed, punch list items have been agreed upon between PEI Madera and Builder, the facility is ready for startup operation and Builder has initiated its performance test and the facility is operating at 95% of its performance guarantee.

     The Phase 2 Agreement provides for a guaranteed maximum price proposal of approximately $34.0 million. However, PEI Madera is liable for additional costs to the extent that the scope of work actually performed by Builder exceeds the scope of work that is the basis for the guaranteed maximum price. In the event that the total costs and fees for Phase 2 of the Project are less than the guaranteed maximum price of approximately $34.0 million, then Builder and PEI Madera are to share such difference equally.

     The Phase 2 Agreement provides for warranties on the part of Builder for the benefit of PEI Madera. The warranties with respect to the Project commence on the date of Substantial Construction Completion.

     The date of commencement of the Project under the Phase 2 Agreement will not occur until a deed of trust evidencing certain financing parties' security interest in all or substantially all of the Project site has been properly recorded.

     Delays in work beyond the Substantial Construction Completion date not caused by PEI Madera will result in PEI Madera being entitled to liquidated damages. These liquidated damages are to be calculated as $23,000 per day multiplied by one minus the daily operating rate for such day. The daily operating rate is calculated based on the actual operating capacity for that day (expressed in millions of gallons per year) divided by thirty-five million gallons. As an incentive bonus for achieving Substantial Construction Completion prior to the specified date, PEI Madera is to pay to Builder $12,500 per day for each day in advance of such date. Fifty percent of any bonus is payable within thirty days after Substantial Construction Completion and the remaining fifty percent is payable once final construction completion is achieved. The aggregate amount of any liquidated damages or incentive bonus is not to exceed $2.5 million.

     In addition to the limitations provided above in the Amended Agreement, the liability of Builder is further limited such that to the extent any obligation or liability of Builder is attributable to Delta-T Corporation, the Project's engineer, Builder's obligation to PEI Madera is not to exceed $10.0 million, less any liquidated damages paid to PEI Madera; provided, that such limitation is not to reduce or bar any amounts that are covered by insurance to the extent of such coverage.

     Under the Phase 2 Agreement, Builder guarantees completion of the work on the Project and Builder is responsible for all of PEI Madera's costs arising out of Builder's failure to complete the work on the Project, up to the full $34.0 million guaranteed maximum price. This guarantee is, however, substantially reduced by the Letter Agreement described below. Under the Phase 2 Agreement, Builder provides certain performance guarantees; however, the amount of the liquidated performance damages is limited to approximately $7.6 million.


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   LETTER AGREEMENT DATED NOVEMBER 2, 2005 BY AND BETWEEN PACIFIC ETHANOL
   CALIFORNIA, INC. AND W.M. LYLES CO.

     On November 2, 2005, PEI California entered into a Letter Agreement (the "Letter Agreement") with Builder. The Letter Agreement relates to the Amended Agreement and the Phase 2 Agreement described above. Under the Letter Agreement, in the event that Builder pays performance liquidated damages to PEI Madera under the Phase 2 Agreement as a result of a defect attributable Delta-T Corporation, the engineer for the Project, or in the event that Builder pays liquidated damages to PEI Madera under the Phase 2 Agreement as a result of a delay that is attributable to Delta-T Corporation, then PEI California agrees to reimburse Builder for such liquidated damages. However, PEI California is not responsible for the first $2.0 million of reimbursement. In addition, in the event that Builder recovers amounts from Delta-T Corporation for such defect or delay, then Builder will not seek reimbursement from PEI California. The aggregate reimbursement obligations of PEI California under the Letter Agreement are not to exceed $8.1 million.

   CONTINUING GUARANTY DATED AS OF NOVEMBER 3, 2005 BY WILLIAM L. JONES IN FAVOR OF W.M. LYLES CO.

     On November 3, 2005, William L. Jones, the Chairman of the Board of Directors of the Company, executed a Continuing Guaranty (the "Jones Guaranty") in favor of W.M. Lyles Co. Under the Jones Guaranty, Mr. Jones guarantees to Builder the payment obligations of PEI California under the Letter Agreement. Under the Jones Guaranty, Builder is to seek payment on a pro rata basis from Mr. Jones and Neil Koehler (as described below), but in the event that Mr. Koehler fails to make payment, then Mr. Jones is responsible for any shortfall. However, the full extent of Mr. Jones' liability under the Jones Guaranty, including for any shortfall for non-payment by Mr. Koehler, is limited to $4.0 million plus any attorneys' fees, costs and expenses.

   CONTINUING GUARANTY DATED AS OF NOVEMBER 3, 2005 BY NEIL KOEHLER IN FAVOR OF W.M. LYLES CO.

     On November 3, 2005, Neil Koehler, Chief Executive Officer and President and a member of the Board of Directors of the Company, executed a Continuing Guaranty (the "Koehler Guaranty") in favor of W.M. Lyles Co. Under the Koehler Guaranty, Mr. Koehler guarantees to Builder the payment obligations of PEI California under the Letter Agreement. Under the Koehler Guaranty, Builder is to seek payment on a pro rata basis from Messrs. Jones (as described above) and Koehler, but in the event that Mr. Jones fails to make payment, then Mr. Koehler is responsible for any shortfall. However, the full extent of Mr. Koehler's liability under the Koehler Guaranty, including for any shortfall for non-payment by Mr. Jones, is limited to $4.0 million plus any attorneys' fees, costs and expenses.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial Statements of Businesses Acquired.
          -------------------------------------------

          None.


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     (b)  Pro Forma Financial Information.
          -------------------------------

          None.

     (c)  Exhibits.
          --------

          Number    Description
          ------    -----------

          10.1 Amended and Restated Phase 1 Design-Build Agreement dated November 2, 2005 by and between Pacific Ethanol Madera LLC and W.M. Lyles Co.

          10.2 Phase 2 Design-Build Agreement dated November 2, 2005 by and between Pacific Ethanol Madera LLC and W.M. Lyles Co.

          10.3 Letter Agreement dated November 2, 2005 by and between Pacific Ethanol California, Inc. and W.M. Lyles Co.

          10.4      Continuing Guaranty dated as of November 3, 2005 by William
                    L. Jones in favor of W.M. Lyles Co.

          10.5 Continuing Guaranty dated as of November 3, 2005 by Neil Koehler in favor of W.M. Lyles Co.

          10.6 Standard Form of Design-Build Agreement and General Conditions dated July 7, 2003 between Pacific Ethanol California, Inc. and W.M. Lyles Co. (*)

          10.7 Contractual Amendment No. 1.0 dated May 10, 2004 between Pacific Ethanol California, Inc. and W.M. Lyles Co. (*)

          10.8 Contractual Amendment No. 2.0 dated March 18, 2005 between Pacific Ethanol California, Inc. and W.M. Lyles Co. (*)

          ------------
          (*) Filed as an exhibit to the Registrant's Registration Statement on Form S-1 (Reg. No. 333-127714) filed with the Securities and Exchange Commission on August 19, 2005 and incorporated herein by reference.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 8, 2005                      PACIFIC ETHANOL, INC.


                                            By: /S/ WILLIAM G. LANGLEY
                                                -------------------------------
                                                William G. Langley
                                                Chief Financial Officer




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                         EXHIBITS FILED WITH THIS REPORT

Number    Description
------    -----------

10.1 Amended and Restated Phase 1 Design-Build Agreement dated November 2, 2005 by and between Pacific Ethanol Madera LLC and W.M. Lyles Co.

10.2 Phase 2 Design-Build Agreement dated November 2, 2005 by and between Pacific Ethanol Madera LLC and W.M. Lyles Co.

10.3 Letter Agreement dated November 2, 2005 by and between Pacific Ethanol California, Inc. and W.M. Lyles Co.

10.4 Continuing Guaranty dated as of November 3, 2005 by William L. Jones in favor of W.M. Lyles Co.

10.5 Continuing Guaranty dated as of November 3, 2005 by Neil Koehler in favor of W.M. Lyles Co.



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